UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 10, 2004
       Date of Report (Date of earliest event reported): November 10, 2004


                         STRATFORD AMERICAN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         ARIZONA                      000-17078                  86-0608035
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)


2400 E. Arizona Biltmore Circle,
Building 2, Suite 1270,
Phoenix, Arizona                                                    85016
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (602) 956-7809



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 - REGULATION FD DISCLOSURE

     On November 10, 2004, the registrant issued a press release announcing the completion of the sale by Scottsdale Thompson Peak, LLC, of which the registrant owns an 80% membership interest, of the property located at 20225 North Scottsdale Road, Scottsdale, Arizona. A copy of the press release is furnished as Exhibit 99.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     99     Press release dated November 10, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  November 10, 2004.
                                           STRATFORD AMERICAN CORPORATION


                                           By: /s/ Daniel E. Matthews
                                               ---------------------------------
                                               Daniel E. Matthews, Controller,
                                               Secretary and Treasurer



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

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

    99         Press Release dated November 10, 2004




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